Exhibit 32.1

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of THL Credit, Inc. (the “Registrant”) for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sam W. Tillinghast the Co-Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Sam W. Tillinghast
Name:	Sam W. Tillinghast
Title:	Co-Chief Executive Officer
(Principal Executive Officer)
Date:	November 9, 2017